UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(c)-5(d)(2))

☒	Definitive Information Statement

DIVERSIFIED OPPORTUNITIES, INC.

(Name of the Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required
☐	Fee Computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, schedule, or registration statement number:

3.	Filing party:

4.	Date filed:

DIVERSIFIED OPPORTUNITIES, INC.

2280 Lincoln Avenue, Suite 200

San Jose, California 95125

NOTICE OF ACTION BY

WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUIRED TO SEND US A PROXY

Dear Stockholder:

This Information Statement is being furnished by the Board of Directors of Diversified Opportunities, Inc., a Delaware corporation, to holders of record of the company’s common stock, $0.001 per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  The purpose of this Information Statement is to inform the company’s stockholders of actions taken by written consent of the holders of a majority of the company’s voting stock dated May 20, 2011.  This Information Statement shall be considered the notice required under Section 228 of the Delaware General Corporation Law.

The actions taken by written consent of the holders of a majority of the company’s voting stock will not become effective until at least 20 days after the mailing of this Information Statement.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

Date: June 1, 2011

By order of the Board of Directors:

/s/ Scott Lantz

Scott Lantz

Chief Executive Officer and Director

DIVERSIFIED OPPORTUNITIES, INC.

2280 Lincoln Avenue, Suite 200

San Jose, California 95125

_______________________________

INFORMATION STATEMENT

________________________________

Introduction

Diversified Opportunities, Inc., a Delaware corporation, with its principal executive offices located at 2280 Lincoln Avenue, Suite 200, San Jose, California 95125, is sending you this Information Statement to notify you of actions that the holders of a majority of the company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of stockholders. References in this Information Statement to the “Company,” “our company,” “us,” “we,” or “our” are to Diversified Opportunities, Inc., a Delaware corporation.  Copies of this Information Statement are being mailed to the holders of record on May 20, 2011 (the “Record Date”) of the outstanding shares of our common stock.  This information statement is being mailed on or before June 1, 2011.

General Information

The following actions were authorized by the written consent of the holders of a majority of the Company’s outstanding voting capital stock, in lieu of a special meeting effective May 20, 2011:

1.	An amendment to our certificate of incorporation to change the name of the Company to “Sugarmade, Inc.” (the “Name Change").

2.	The approval of our 2011 Stock Option/Stock Issuance Plan (the “Stock Incentive Plan”)

On May 5, 2011, the board of directors of the Company unanimously adopted resolutions approving the Stock Incentive Plan.  On May 16, 2011, the board of directors of the Company unanimously adopted resolutions approving an amendment of our certificate of incorporation (the “Charter Amendment”) to effect the Name Change.

Each share of the Company’s common stock entitles its holder to one vote on each matter submitted to stockholders of the Company.   However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by written consent, no other consents are solicited in connection with this Information Statement.  The Name Change will become effective on the date that we file the Charter Amendment with the Delaware Secretary of State.  Pursuant to Rule 14c-2 of the Exchange Act of 1934, as amended (the "Exchange Act") the filing can occur no earlier than 20 calendar days after the mailing of this Information Statement.  We currently expect the effective date of the Name Change and stockholder approval of the Stock Incentive Plan will be approximately June 20, 2011.

We recommend that you read this Information Statement in its entirety for a full description of the Charter Amendment and the Stock Incentive Plan.

We will pay all expenses incurred in connection with the distribution of this Information Statement.  We will request brokerage houses, nominees, custodian, fiduciaries and other similar persons or entities to forward this Information Statement to beneficial owners of its voting securities held of record by them, and we will reimburse those persons or entities for out-of-pocket expenses incurred in forwarding the Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND A PROXY.

VOTES REQUIRED; MANNER OF APPROVAL

Actions By Written Consent

Under Section 228 of the Delaware General Corporation Law (the “DGCL”) and our bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon consented to such action in writing.  Prompt notice of any action so taken by written consent must be provided to all stockholders.

As of the Record Date, 9,940,000 shares of our common stock were issued and outstanding with the holders thereof being entitled to cast one vote per share. Effective as of May 20, 2011 (the Record Date), we received the written consent of stockholders (the “Majority Holders”) which collectively held 5,115,633 shares of our common stock, which represented approximately over 50% of the shares outstanding.

Certificate of Amendment to Certificate of Incorporation

Under Section 242 of the DGCL and our bylaws, approval of an amendment to our certificate of incorporation requires the affirmative vote of the holders of a majority of the voting power of our common stock.  In accordance with the DGCL and our bylaws, acting by written consent, the Majority Holders approved the Charter Amendment on May 20, 2011.  As a result, no additional vote or consent is required by our other stockholders to approve the adoption of the Charter Amendment.

2011 Stock Incentive Plan

The Majority Holders, acting by written consent, approved the amendment to the Stock Incentive Plan.  As a result, no additional vote or consent is required by our other stockholders to approve the adoption of the amendment to the Stock Incentive Plan.

Dissenters’ Rights

Stockholders do not have any dissenters’ rights or appraisal rights in connection with the approval of the Charter Amendment or the Stock Incentive Plan.

AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT THE NAME CHANGE

Our board of directors and our Majority Holders approved an amendment to our certificate of incorporation to effect the change of our Company name to “Sugarmade, Inc” effective May 16, 2011 and May 20, 2011, respectively.  The following is a summary of the amendment to our certificate of incorporation and is qualified in its entirety by reference to its full text as will be filed with the Delaware Secretary of State, the form of which is attached to this Information Statement as Appendix A.

Reasons for the Name Change

Our board of directors and our Majority Holders believe that the change of corporate name from Diversified Opportunities, Inc. to Sugarmade, Inc. is in the best interests of our Company.  Prior to the closing on May 9, 2011of the Company’s acquisition of the shares of Sugarmade, Inc., a California corporation, the Company operated as a “shell” company and had no business operations.  From and after the closing, the Company intends to operate in the business of its Sugarmade, Inc. subsidiary, which distributes paper products that are derived from non-wood sources under the trade name “Sugarmade”. The Company believes the change in its corporate name to “Sugarmade, Inc.” will better align the Company with its consumer brand and the operations of its subsidiary.

APPROVAL OF 2011 STOCK INCENTIVE PLAN

Effective May 20, 2011, the Company's 2011 Stock Incentive Plan (the "Stock Incentive Plan") was approved by the Majority Holders. The Stock Incentive Plan provides for the grant of options to purchase Common Stock ("Options") to certain officers, employees, consultants and directors of the Company, up to a maximum of 1,500,000 shares. As of May 20, 2011, options to purchase an aggregate of 920,000 shares were outstanding and 580,000 shares were available for future grant under the Stock Incentive Plan. No shares have been purchased pursuant to the exercise of stock options granted under the Stock Incentive Plan as of such date.

Description of the Stock Incentive Plan

The following is a summary of the Stock Incentive Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix B, and as an exhibit to the Company’s Form 8-K filed with the SEC on May 13, 2011 and which is incorporated herein by reference.

On May 5, 2011, our Board of Directors adopted the Stock Incentive Plan. The exercise of any options issued under the Stock Incentive Plan, and the issuance of any shares under the Stock Incentive Plan, was subject to the Stock Incentive Plan being approved by the vote of a majority of our shareholders, which occurred on May 20, 2011.

Purpose. The purpose of the Stock Incentive Plan is to provide the Company a means to retain the services of qualified executives and other persons eligible to receive stock awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the common stock through the granting of the awards, including: (i) incentive stock options, (ii) nonstatutory stock options, and (iii) rights to acquire restricted stock.

Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing are eligible to receive stock awards under the Stock Incentive Plan.

Number of Shares of Common Stock Available Under the Stock Incentive Plan. The total number of shares of common stock that may be issued pursuant to stock awards under the Stock Incentive Plan shall not exceed in the aggregate 1,500,000 shares common stock of the Company. If any stock award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the Stock Incentive Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Stock Incentive Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Stock Incentive Plan.

Administration of the Stock Incentive Plan. The Board of Directors has the authority to administer the Stock Incentive Plan or may delegate administration of the Stock Incentive Plan to a committee or committees of one or more members of the Board of Directors. If administration is delegated to a committee, the committee shall have all administrative powers conferred upon the Board of Directors, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Stock Incentive Plan, as may be adopted from time to time by the Board of Directors. The Board of Directors may abolish the committee at any time and re-vest the administration of the Stock Incentive Plan in the Board of Directors.

Amendment to the Stock Incentive Plan and Awards. The Board of Directors at any time, and from time to time, may amend the Stock Incentive Plan.

Termination of the Stock Incentive Plan. Unless sooner terminated, the Stock Incentive Plan shall terminate on May 5, 2021. No stock awards may be granted under the Stock Incentive Plan while the Stock Incentive Plan is terminated.

Awards under the Stock Incentive Plan.  All grants under the Stock Incentive Plan are intended to comply with the requirements under Internal Revenue Code Section 409A and activities under the Stock Incentive Plan will be administered accordingly. Options granted under the Plan are evidenced by agreement between the recipient and our Company, subject to the following general provisions: 1) the exercise price shall not be less than 100% of the fair market value per share of our Company’s common stock on the date of grant (110% in the case of 10% or greater shareholders); and 2) the term of stock options shall be limited to a maximum of ten years.

Federal Income Tax Consequences of Awards

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Stock Incentive Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the common stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option with an exercise price equal to the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by us.

Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to us. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by us. If the stock award consists of stock units, no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

Tax Effect for Our Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Stock Incentive Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

New Plan Benefits

Diversified Opportunities, Inc. 2011 Stock Option/Stock Issuance Plan

The following table details the new Plan benefits based on awards made as of the date of this Information Statement.

Name and Position	Dollar Value(1)	Number of Units
Sandy Salzberg, Non-Executive Director(2)	$ 93,000	100,000
C. James Jensen, Non-Executive Director(2)	93,000	100,000
Ed Roffman, Non-Executive Director(2)	93,000	100,000
Non-Executive Director Group	279,000	300,000
Non-Executive Employee Group	32,550	35,000
Independent Contractors and Consultants	544,050	585,000
Total Stock Options Granted Under the Plan	$855,600	920,000

(1)

Dollar value of option awards determined under the Black-Scholes-Merton method on the dates of grants which was May 9, 2011.  Assumptions used in Black-Scholes-Merton method included: Value of stock and strike price - $1.25; Assumed volatility of stock – 100%; Risk-free interest rate – 1%; Dividend yield – 0%; Estimated term of option – 5 years.  Assumptions yielded a per option value of $0.93 per option.

(2)

In-coming director designated by Sugarmade, Inc. pursuant to the Exchange Agreement dated April 23, 2011 between the Company, Sugarmade, Inc. and the shareholders of Sugarmade, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of May 9, 2011, information with respect to the securities holdings of (i) our officers and directors, (ii) Sugarmade’s director nominees and (iii) all persons (currently none) which, pursuant to filings with the SEC and our stock transfer records, we have reason to believe may be deemed the beneficial owner of more than five percent (5%) of the Common Stock. The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on the number of shares outstanding totaling 9,300,800, adjusted individually as shown below.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned (6)
Officers and Directors
Scott Lantz	2,859,229	30.7%
Clifton Kuok Wai Leung	1,000,000	10.8%
Sandy Salzberg (2)	230,555	2.4%
C. James Jensen (3)	305,555	3.2%
Ed Roffman (4)	105,555	1.1%
Kevin Russeth (5)	179,900	1.9%
All directors, director candidates and executive officers as a group (6 persons)	4,680,794	50.1%

(1)

Unless otherwise noted, the address is c/o Sugarmade, Inc., 2280 Lincoln Avenue, Suite 200, San Jose CA 95125.

(2)

Mr. Salzberg’s beneficial ownership is calculated as 100,000 shares of common stock owned outright; vested warrants to purchase up to 100,000 shares of common stock and options to purchase up to 30,555 share of common stock that will be vested prior to July 8, 2011.

(3)

Mr. Jensen’s beneficial ownership is calculated as 100,000 shares of common stock owned outright; vested warrants to purchase up to 100,000 shares of common stock, 100,000 shares granted to him under a consulting agreement (subject to repurchase on a diminishing basis over two years) and options to purchase up to 5,555 shares of common stock that will be vested prior to July 8, 2011.

(4)

Mr. Roffman’s beneficial ownership is calculated as 100,000 shares granted to him under a consulting agreement (subject to repurchase on a diminishing basis over three years) and options to purchase up to 5,555 shares of common stock that will be vested prior to July 8, 2011.

(5)

Mr. Russeth’s beneficial ownership is calculated as 50,000 restricted shares remaining to him subsequent to the April 23, 2011 Share Cancellation Agreement with our Company, 29,900 free-trading shares and warrants to purchase up to 100,000 shares of common stock received in connection with the Share Cancellation Agreement.

(6)

Percentage of class beneficially owned is calculated by dividing the amount and nature of beneficial ownership by the total shares of common stock outstanding plus the shares subject to warrants and options through July 8, 2011 held by the individual. No amounts have been subtracted for shares of common stock granted that are subject to repurchase.

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 300,000,000 shares of $.001 par value common stock and 10,000,000 shares of $.001 par value preferred stock. We are incorporated in the United States of America in the State of Delaware.

Common Stock

We are authorized to issue up to 300,000,000 shares of common stock, $.001 par value. Each share of common stock entitles a stockholder to one vote on all matters upon which stockholders are permitted to vote. Common stock does not confer on the holder any preemptive right or other similar right to purchase or subscribe for any additional securities issued by us and is not convertible into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of our common stock are fully paid and non-assessable. Subject to the rights of the holders of the preferred stock, the holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our Board of Directors. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors and any liquidation preference on outstanding preferred stock.

Preferred Stock

We may issue up to 10,000,000 shares of preferred stock, $.001 par value in one or more classes or series within a class as may be determined by our Board of Directors, who may establish, from time to time, the number of shares to be included in each class or series, may fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof. Any preferred stock so issued by the Board of Directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.

No shares of preferred stock are currently outstanding. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

Provisions of Delaware Law and our Certificate of Incorporation and Bylaws with Anti-Takeover Implications

Certain provisions of Delaware law, our certificate of incorporation and bylaws could have the effect of delaying, deferring or discouraging another party from acquiring control of us.  These provisions, which are summarized below, are intended to discourage coercive takeover practices and inadequate takeover bids.  These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board of directors.  We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Certificate of Incorporation and Bylaw Provisions

The provisions of our certificate of incorporation and our bylaws described below could discourage potential acquisition proposals for our company and could delay or prevent a change of control of our company.  These provisions are intended to enhance the likelihood of continuity and stability in the composition of our board of directors and in the policies formulated by our board of directors and to discourage certain types of transactions that may involve an actual or threatened change of control of our company.  These provisions are designed to reduce our vulnerability to an unsolicited acquisition proposal.  These provisions also are intended to discourage certain tactics that may be used in proxy fights.  However, such provisions could have the effect of discouraging others from making tender offers for our common stock and, as a consequence, they also may inhibit fluctuations in the market price of our common stock that could result from actual or rumored takeover attempts.  Such provisions also may have the effect of preventing changes in our management.

Special Meetings of Stockholders

Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by our president and shall be called by our president or secretary at the request in writing of a majority of our board of directors, or at the request in writing of stockholders owning a majority in amount of our entire capital stock issued and outstanding and entitled to vote.  Because stockholders that do not own a majority in amount of our entire capital stock issued and outstanding and entitled to vote do not have the right to call a special meeting, a stockholder generally can not force stockholder consideration of a proposal over the opposition of our board of directors by calling a special meeting of stockholders prior to the time our president or a majority of our board of directors believes the matter should be considered or until the next annual meeting.  The restriction on the ability of stockholders to call a special meeting means that a proposal to replace board members also can be delayed until the next annual meeting.

Blank-Check Preferred Stock

Our board of directors is authorized to issue, without any further vote or action by our stockholders, up to 10,000,000 shares of preferred stock in one or more series.  As a result, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our common stockholders or otherwise be in their best interest.

Limitations of Director Liability and Indemnification Directors, Officers and Employees

Our bylaws provide for the indemnification of our directors to the fullest extent permitted by the Delaware General Corporation Law and may, if and to the extent authorized by our Board of Directors, so indemnify our officers and any other person whom we have the power to indemnify against liability, reasonable expense or other matter. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of the Certificate of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual compensation in excess of $100,000.   The Company completed its Exchange Agreement in which it acquired all of the outstanding stock of Sugarmade, Inc. on May 9, 2011.

Sugarmade, Inc.

Change in

Pension

Value and

Non-Qual.

Deferred

Stock

Option

Non-equity

Compens.

All Other

Salary

Bonus

Awards

Awards

Incentive

Earnings

 Comp.

Total

Position

Year

($)

($)

($)

($)

Comp ($)

($)

($)(1)

($)

Scott Lantz

2010

120,000

-

-

-

-

-

3,519

123,519

2009

10,000

-

-

-

-

-

-

10,000

President/Chief Executive Officer/Director since December 9, 2009.

Ethan Farid Jinian

2010

37,500

-

-

-

-

-

-

37,500

2009

12,500

-

-

-

-

-

-

12,500

President/Chief Executive Officer/Director from October 1, 2009 through December 9, 2009.

(1)

- All other compensation consists of health insurance reimbursed by our Company on behalf of the individual.

Diversified Opportunities, Inc.

Change in

Pension

Value and

Non-Qual.

Deferred

Stock

Option

Non-equity

Compens.

All Other

Salary

Bonus

Awards

Awards

Incentive

Earnings

 Comp.

Total

Position

Year

($)

($)

($)

($)

Comp ($)

($)

($)

($)

Kevin Russeth

2010

-

-

-

-

-

-

-

-

2009

-

-

-

-

-

-

-

-

President/Chief Executive Officer/Director since May 2008.

Employment Agreements

None.

Grants of Stock Awards

During 2010 and 2009, there were no grants of plan-based awards to our named executive officers. In April 2011, Sugarmade, Inc.  issued stock option grants to purchase up to 920,000 shares of our common stock at an exercise price of $1.25 per share, vesting over periods up to three years.  Effective as of the closing of the Exchange Agreement with Sugarmade, Inc., the Sugarmade options were exchanged for Company options issued under the Stock Incentive Plan.

Option Exercises and Stock Vested

During the 2010 and 2009, there were no option exercises or vesting of stock awards to our named executive officers.

Outstanding Equity Awards at Fiscal Year End

None of our executive officers received any equity awards, including, options, restricted stock or other equity incentives during 2010 and 2009. None of our executive officers have been awarded any options, restricted stock or other equity under the Stock Incentive Plan.

Compensation of Directors

Our former Chairman of the Sugarmade, Inc. Board of Directors received compensation for his service as a director totaling $18,000. During the 2010 and 2009, no other member of our Boards of Directors received any compensation for his services as a director.

DELIVERY OF DOCUMENTS TO

MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders participate in the practice of “house holding”. This means that only one copy of this Information Statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of this Information Statement to any stockholder upon written or oral request. To make such a request, please contact us at Diversified Opportunities, Inc., Secretary; 2280 Lincoln Avenue, Suite 200, San Jose, California 95125 or call us at (408) 265.6233. Any stockholder who wants to receive separate copies of any future annual report, proxy statement or information statement, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact his or her bank, broker, or other nominee record holder, or he or she may contact us at the above address and phone number.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information reporting requirements of the Exchange Act, and, in accordance with these requirements, we are required to file periodic reports and other information with the Securities and Exchange Commission. The reports and other information filed by us with the Securities and Exchange Commission may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission as described below.

You may copy and inspect any materials that we file with the Securities and Exchange Commission at its Public Reference Room at 100 F Street, N.E., Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information about the operation of the public reference rooms. The Securities and Exchange Commission also maintains an internet website at http://www.sec.gov that contains our filed reports, proxy and information statements, and other information that we file electronically with the Securities and Exchange Commission. The information on our website is not incorporated by reference into this document, and should not be relied upon in connection with making any investment decision with respect to our common stock.

As a matter of regulatory compliance, we are furnishing you this Information Statement which describes the purpose and effect of the approval of the amendment to the certificate of incorporation to effect a name change and approval of the Stock Incentive Plan.  Your consent to the approval of the amendment to the certificate of incorporation and Stock Incentive Plan is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders with information required by the rules and regulations of the Securities Exchange Act of 1934, as amended, and Section 228 of the Delaware General Corporation Law.

By order of the Board of Directors:

/s/ Scott Lantz

Scott Lantz

Chief Executive Officer and Director

June 1, 2011

Appendix A

CERTIFICATE OF AMENDMENT
TO

THE CERTIFICATE OF INCORPORATION
OF
DIVERSIFIED OPPORTUNITIES, INC.

Diversified Opportunities, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the ‘‘Corporation’’),

DOES HEREBY CERTIFY:

1.

That Article One of the Certificate of Incorporation of the Corporation be deleted and replaced with the following:

“Article One

Name

The name of the Corporation shall be Sugarmade, Inc.”

2.

That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the above-mentioned amendment to the Certificate of Incorporation and declaring said amendment to be advisable.

3.

That said amendment was duly adopted by the stockholders in accordance with the provisions of Sections 228 and 242 of the General Corporation Law by obtaining the approval of a majority of the outstanding shares of Common Stock of the Corporation.

IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this ___ day of June, 2011.

DIVERSIFIED OPPORTUNITIES, INC.

By:	_____________________________ Scott Lantz Chief Executive Officer

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Appendix B

DIVERSIFIED OPPORTUNITIES, INC.

2011 STOCK OPTION/STOCK ISSUANCE PLAN

ARTICLE ONE
GENERAL PROVISIONS

I.

PURPOSE OF THE PLAN

This 2011 Stock Option/Stock Issuance Plan is intended to promote the interests of the Corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.  Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

The 2011 Stock Option/Stock Issuance Plan was adopted by the board of directors of Diversified Opportunities, Inc., a Delaware corporation, on May 5, 2011.

II.

STRUCTURE OF THE PLAN

A.

The Plan shall be divided into two (2) separate equity programs:

the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted stock options to purchase shares of Common Stock, and the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for Services rendered to the Corporation (or any Parent or Subsidiary).

B.

The provisions of ARTICLE One and ARTICLE Four shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

C.

 The Plan in aggregate, including both the Option Grant Program and Stock Issuance Program will have a maximum number of shares issued not to exceed 1,500,000 shares.

III.

ADMINISTRATION OF THE PLAN

A.

The Plan shall be administered by the Board.  However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee.  Members of the Committee shall serve for such periods of time as the Board may determine and shall be subject to removal by the Board at any time.  The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

B.

The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding stock options or stock issuances thereunder as it may deem necessary or advisable.  Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any stock option or stock issuance thereunder.

C.

The Plan Administrator shall have full authority to determine, (i) with respect to the stock option grants under the Option Grant Program, which eligible persons are to receive stock option grants, the time or times when such stock option grants are to be made, the number of shares to be covered by each such grant, the status of the granted stock option as either an Incentive Option or a Non-Statutory Option, the time or times at which each stock option is to become exercisable, the vesting schedule (if any) applicable to the stock option shares and the maximum term for which the stock option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.  The Plan Administrator shall also have fully authority and discretion to:

correct any defect, supply any omission, or reconcile or clarify any inconsistency in the Plan or any Stock Option Award Agreement or Stock Issuance Agreement;

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accelerate the vesting, or extend the post-termination exercise term, or waive restrictions, of stock option or stock awards at any time and under such terms and conditions as it deems appropriate;

interpret the Plan and any Stock Option Award Agreement or Stock Issuance Agreement;

make all other decisions relating to the operation of the Plan; and

grant stock option or stock awards to Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary or consultants who are foreign nationals on such terms and conditions different from those specified in the Plan, which may be necessary or desirable to foster and promote achievement of the purposes of the Plan, and adopt such modifications, procedures, and/or subplans (with any such subplans attached as appendices to the Plan) and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions to ensure the viability of the benefits from stock option or stock awards granted to Optionees or Participants employed in such countries or jurisdictions, or to meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, and/or comply with applicable foreign laws or regulations.

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IV.

ELIGIBILITY

A.

The persons eligible to participate in the Plan are as follows:

Employees,

non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

V.

STOCK SUBJECT TO THE PLAN

A.

The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock.  The maximum number of shares of Common Stock which may be issued:

 under the Plan shall not exceed One Million Five Hundred Thousand (1,500,000) shares of Common Stock (the "Share Limit"); and

pursuant to the exercise of Incentive Options granted under this Plan shall not exceed One Million Five Hundred Thousand (1,500,000) shares of Common Stock (the "ISO Limit").

pursuant to the Plan, including any shares that could be issued under the Option Grant Program in addition to any stock issued under the Stock Issuance Program combined together shall not exceed 1,500,000 shares.

B.

Shares of Common Stock subject to outstanding stock options shall be available for subsequent issuance under the Plan to the extent (i) the stock options expire or terminate for any reason prior to exercise in full or (ii) the stock options are cancelled in accordance with the cancellation-regrant provisions of ARTICLE Two.  Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the stock option exercise price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent stock option grants or direct stock issuances under the Plan.

C.

Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the Share Limit and ISO Limit, (ii) the number and/or class of outstanding securities issuable under the Plan, (iii) the number and/or class of securities available for awards, (iv) the number and/or class of securities covered by each outstanding award and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding stock option in order to prevent the dilution or enlargement of benefits thereunder.  The adjustments determined by the Plan Administrator shall be final, binding and conclusive.  In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation’s preferred stock into shares of Common Stock.  Any adjustment of shares of Common Stock pursuant to this Article One, Section V(C) shall be rounded down to the nearest whole number of shares of Common Stock.  Under no circumstances shall the Corporation be required to authorize or issue fractional shares.  To the extent permitted by applicable law, no consideration shall be provided as a result of any fractional shares not being issued or authorized.

VI.

INDEMNIFICATION

To the maximum extent permitted by applicable law, each member of the Plan Administrator, or of the Board, or any persons  (including without limitation Employees and officers) who are delegated by the Board or Plan Administrator to perform administrative functions in connection with the Plan, shall be indemnified and held harmless by the Corporation against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Corporation’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation’s articles of incorporation or bylaws, by contract, as a matter of law, or otherwise, or under any power that the Corporation may have to indemnify them or hold them harmless.

VII.

BENEFICIARIES

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An Optionee or Participant may designate one or more beneficiaries with respect to an award by timely filing the prescribed form with the Corporation.  A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Participant’s or Optionee's death.  If no beneficiary was designated or if no designated beneficiary survives the Participant or Optionee, then after a Participant’s or Optionee's death any vested award(s) shall be transferred or distributed to the Participant’s or Optionee's estate.

VIII.

CALIFORNIA PARTICIPANTS

Awards to California Participants shall also be subject to the following terms regarding the time period to exercise vested stock options after termination of Service.  These additional terms shall apply until such time that the shares of Common Stock are publicly traded and/or the Corporation is subject to the reporting requirements of the 1934 Act:  In the event of termination of an Optionee's Service, (i) if such termination was for reasons other than death or Disability or cause, the Optionee shall have at least 30 days after the date of such termination to exercise any of his/her vested outstanding stock options (but in no event later than the expiration of the term of such stock options established by the Plan Administrator as of the award date) or (ii) if such termination was due to death or Disability, the Optionee shall have at least six months after the date of such termination to exercise any of his/her vested outstanding stock options (but in no event later than the expiration of the term of such stock options established by the Plan Administrator as of the award date).

IX.

CODE SECTION 409A

Notwithstanding anything in the Plan to the contrary, the Plan and awards granted hereunder are intended to comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention.  In the event that any provision of the Plan or an award agreement is determined by the Plan Administrator to not comply with the applicable requirements of Code Section 409A or the Treasury Regulations or other guidance issued thereunder, the Plan Administrator shall have the authority to take such actions and to make such changes to the Plan or an award agreement as the Plan Administrator deems necessary to comply with such requirements.  Each payment to a Participant or Optionee made pursuant to this Plan shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A.  Notwithstanding the foregoing or anything elsewhere in the Plan or an award agreement to the contrary, if upon a Participant’s or Optionee's Separation From Service he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Corporation shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s or Optionee's Separation From Service, or (ii) ten (10) days after the Corporation receives written confirmation of the Participant’s or Optionee's death.  Any such delayed payments shall be made without interest.  In no event whatsoever shall the Corporation be liable for any additional tax, interest or penalties that may be imposed on a Participant or Optionee by Code Section 409A or any damages for failing to comply with Code Section 409A.

X.

GENERAL

A.

Electronic Communications.  Subject to compliance with applicable law and/or regulations, an award agreement or other documentation or notices relating to the Plan and/or awards may be communicated to Participants and Optionees by electronic media.

B.

Unfunded Plan.  Insofar as it provides for awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Participants or Optionees who are granted awards under this Plan, any such accounts will be used merely as a bookkeeping convenience.  The Corporation shall not be required to segregate any assets which may at any time be represented by awards, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation or the Plan Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan.

C.

Liability of Corporation Plan.  The Corporation (or members of the Board or Plan Administrator) shall not be liable to a Participant or Optionee or other persons as to: (i) the non-issuance or sale of shares of Common Stock as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder; and (ii) any unexpected or adverse tax consequence or any tax consequence expected, but not realized, by any Participant or Optionee or other person due to the grant, receipt, exercise or settlement of any award granted under this Plan.

D.

Reformation.  In the event any provision of this Plan shall be held illegal or invalid for any reason, such provisions will be reformed by the Board if possible and to the extent needed in order to be held legal and valid. If it is not possible to reform the illegal or invalid provisions then the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

E.

Successor Provision.  Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the date the Plan was adopted and including any successor provisions.

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____________

F.

Governing Law.  This Plan, and (unless otherwise provided in the Stock Option Award Agreement or Stock Issuance Agreement) all awards, shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.  The Plan Administrator may provide that any dispute as to any award shall be presented and determined in such forum as the Plan Administrator may specify, including through binding arbitration.  Unless otherwise provided in the Stock Option Award Agreement or Stock Issuance Agreement, recipients of an award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California to resolve any and all issues that may arise out of or relate to the Plan or any related Stock Option Award Agreement or Stock Issuance Agreement.

ARTICLE TWO
OPTION GRANT PROGRAM

I.

STOCK OPTION TERMS

Each stock option shall be evidenced by a Stock Option Award Agreement between the Optionee and the Corporation in a form approved by the Plan Administrator; provided, however, that each such agreement shall comply with the terms specified below.  Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such stock options.  The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.  The Stock Option Award Agreement shall also specify whether the stock option is an Incentive Option and if not specified then the stock option shall be a Non-Statutory Option.  Additionally the Stock Option Award Agreement shall specify the number of shares of Common Stock that are subject to the stock option, set forth the stock option's exercise price (pursuant to the terms specified below), specify the date when all or any installment of the stock option is to become vested and/or exercisable and specify the term of the stock option.

A.

Exercise Price.

The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the stock option grant date.

If the person to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Incentive Option grant date.

The exercise price shall become immediately due upon exercise of the stock option and shall, subject to the documents evidencing the stock option, be payable in cash or check made payable to the Corporation or by a promissory note as described in Section I of ARTICLE Four.  Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the stock option is exercised, then the exercise price may also be paid as follows:

in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or to the extent the stock option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.

Exercise and Term of Stock Options.  Each stock option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the stock option grant.  However, no stock option shall have a term in excess of ten (10) years measured from the stock option grant date.

C.

Effect of Termination of Service.

Unless the applicable Stock Option Award Agreement or employment agreement provides otherwise (and in such case, the Stock Option Award Agreement or employment agreement shall govern as to the consequences of a termination of Service for such

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stock option awards subject to the subsection (C)), the following provisions shall govern the exercise of any stock options held by the Optionee at the time of cessation of Service or death:

Should the Optionee cease to remain in Service for any reason other than Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise the vested portion of each outstanding stock option held by such Optionee and all unvested portions of any outstanding stock option award shall be forfeited without consideration as of the termination of Service date.

Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise the vested portion of each outstanding stock option held by such Optionee and all unvested portions of any outstanding stock option award shall be forfeited without consideration as of the termination of Service date.

If the Optionee dies while holding an outstanding stock option, then the personal representative of his or her estate or the person or persons to whom the stock option is transferred pursuant to the Optionee’s will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee’s death to exercise the vested portion of such stock option and all unvested portions of any outstanding stock option award shall be forfeited without consideration as of the date of death.

Under no circumstances, however, shall any such stock option be exercisable after the specified expiration of the stock option term.

During the applicable post-Service exercise period, the stock option may not be exercised in the aggregate for more than the number of vested shares for which the stock option is exercisable on the date of the Optionee’s cessation of Service.  Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the stock option term, the stock option shall terminate and cease to be outstanding for any vested shares for which the stock option has not been exercised.

The Plan Administrator shall have the discretion, either at the time a stock option is granted or at any time while the stock option remains outstanding, provided that such time is prior to the forfeiture of the stock option, to:

extend the period of time for which the stock option is to remain exercisable following Optionee’s cessation of Service or death from the limited period otherwise in effect for that stock option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the stock option term, and/or permit the stock option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such stock option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the stock option had the Optionee continued in Service.

D.

Shareholder Rights.  The holder of a stock option shall have no shareholder rights with respect to the shares subject to the stock option until such person shall have exercised the stock option, paid the exercise price and any applicable withholding taxes and become a holder of record of the purchased shares.

E.

Unvested Shares.  The Plan Administrator shall have the discretion to grant stock options which are exercisable for unvested shares of Common Stock.  Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares.  The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.

First Refusal Rights.  Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in  interest) of any shares of Common Stock issued under the Plan.  Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

G.

Limited Transferability of Stock Options.  During the lifetime of the Optionee, the stock option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.

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H.

Withholding.  The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any stock options granted under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

II.

INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options.  Except as modified by the provisions of this Section II, all the provisions of the Plan shall be applicable to Incentive Options.  Stock options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II.

A.

Eligibility.  Incentive Options may only be granted to Employees.

B.

Exercise Price.  The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the stock option grant date.

C.

Dollar Limitation.  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more stock options granted to any Employee under the Plan (or any other stock option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  To the extent the Employee holds two (2) or more such stock options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such stock options as Incentive Options shall be applied on the basis of the order in which such stock options are granted.  If and to the extent that any shares of Common Stock are issued under a portion of any Incentive Option that exceeds the $100,000 limitation of Section 422 of the Code, such shares shall not be treated as issued under an Incentive Option notwithstanding any designation otherwise.  Certain decisions, amendments, interpretations and actions by the Plan Administrator and certain actions by an Employee may cause an Incentive Option to cease to qualify as an Incentive Option pursuant to the Code and by accepting an Incentive Option the Employee agrees in advance to such disqualifying action taken by either the Employee, the Plan Administrator or the Corporation.

D.

10% Shareholder.  If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the stock option term shall not exceed five (5) years measured from the stock option grant date.

III.

CORPORATE TRANSACTION

A.

The shares subject to each stock option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such stock option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that stock option and may be exercised for any or all of those shares as fully vested shares of Common Stock.  However, the shares subject to an outstanding stock option shall not vest on such an accelerated basis if and to the extent:  (i) such stock option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation’s repurchase rights with respect to the unvested stock option shares are concurrently assigned to such successor corporation (or parent thereof) or (ii) such stock option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested stock option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those unvested stock option shares or (iii) the acceleration of such stock option is subject to other limitations imposed by the Plan Administrator at the time of the stock option grant.

B.

All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.

Immediately following the consummation of the Corporate Transaction, all outstanding stock options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D.

Each stock option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the stock option been exercised immediately prior to such Corporate Transaction.  Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding stock option, provided the aggregate exercise price payable for such securities shall remain the same.

E.

The Plan Administrator shall have the discretion, either at the time the stock option is granted or at any time while the stock option remains outstanding, to provide for the automatic acceleration (in whole or in part) of one or more outstanding stock options

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(and the automatic termination of one or more outstanding repurchase rights, with the immediate vesting of the shares of Common Stock subject to those terminated rights) upon the occurrence of a Corporate Transaction, whether or not those stock options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction.

F.

The Plan Administrator shall also have full power and authority, either at the time the stock option is granted or at any time while the stock option remains outstanding, to structure such stock option so that the shares subject to that stock option will automatically vest on an accelerated basis should the Optionee’s Service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which the stock option is assumed and the repurchase rights applicable to those shares do not otherwise terminate.  Any such stock option shall remain exercisable for the fully vested stock option shares until the earlier of (i) the expiration of the stock option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.  In addition, the Plan Administrator may provide that one or more of the outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the shares subject to those terminated rights shall accordingly vest.

G.

The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such stock option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

H.

The grant of stock options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.

CANCELLATION AND REGRANT OF STOCK OPTIONS

The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected stock option holders, the cancellation of any or all outstanding stock options under the Plan and to grant in substitution therefor new stock options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new stock option grant date.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I.

STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants.  Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A.

Purchase Price.

The purchase price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issue date.  However, the purchase price per share of Common Stock issued to a 10% Shareholder shall not be less than one hundred and ten percent (110%) of such Fair Market Value.

Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

cash or check made payable to the Corporation;

past services rendered to the Corporation (or any Parent or Subsidiary); or

a promissory note as described in Section I of ARTICLE Four.

B.

Vesting Provisions.

Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.

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Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested.  Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares.  Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies.  Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

C.

First Refusal Rights.  Until such time as the Common Stock is first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program.  Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

II.

CORPORATE TRANSACTION

A.

Upon the occurrence of a Corporate Transaction, all outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, except to the extent:  (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

B.

The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation’s repurchase rights with respect to those shares remain outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

III.

SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR
MISCELLANEOUS

I.

FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the stock option exercise price or the purchase price for shares issued to such person under the Plan by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares.  However, any promissory note delivered by a consultant must be secured by property in addition to the purchased shares of Common Stock.  In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate stock option exercise price or purchase price payable for the purchased shares plus (ii) any federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the stock option exercise or share purchase.

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II.

EFFECTIVE DATE AND TERM OF PLAN

A.

The Plan shall become effective when adopted by the Board, but no stock option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s shareholders.  If such shareholder approval is not obtained within twelve (12) months after the date of the Board’s adoption of the Plan, then all stock options previously granted under the Plan shall terminate and cease to be outstanding, and no further stock options shall be granted and no shares shall be issued under the Plan.  Subject to such limitation, the Plan Administrator may grant stock options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

B.

The Plan shall terminate upon the earliest of (i) the expiration of the ten (10) year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding stock options in connection with a Corporate Transaction.  All stock options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such stock options or issuances.

III.

AMENDMENT OF THE PLAN

A.

The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects.  However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.  In addition, certain amendments may require shareholder approval pursuant to applicable laws and regulations.

B.

To the extent permitted by applicable law, stock options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.  If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised stock options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.

USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.

WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of any stock options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

VI.

LIMITATIONS ON RIGHTS

A.

Retention Rights.  Neither the Plan nor any award granted under the Plan shall be deemed to give any individual a right to remain in Service as an Employee, consultant, or non-employee director of the Corporation, a Parent or a Subsidiary or to receive any future awards under the Plan.  The Corporation and its Parents and Subsidiaries reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Corporation's articles of incorporation and bylaws and a written employment agreement (if any).

B.

Regulatory Approvals.  The implementation of the Plan, the granting of any stock options under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any stock option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

C.

Clawback Policy.  The Corporation may (i) cause the cancellation of any award, (ii) require reimbursement of any award by a Participant or Optionee and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Corporation policies and/or applicable law (each, a “Clawback Policy”).  In addition, a Participant or Optionee may be required to repay to the Corporation certain previously paid compensation, whether provided under this Plan or an award agreement or otherwise, in accordance with the Clawback Policy.

VII.

NO EMPLOYMENT OR SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

Board shall mean the Corporation’s Board of Directors.

California Participants shall mean a Participant or Optionee whose award under the Plan was issued in reliance on Section 25102(o) of the California Corporation Code.

Code shall mean the Internal Revenue Code of 1986, as amended.

Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

Common Stock shall mean the Corporation’s common stock.

Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:

a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

Corporation shall mean Diversified Opportunities, Inc. a Delaware corporation.

Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can expected to last for a continuous period of not less than twelve (12) months and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

Exercise Date shall mean the date on which the Corporation shall have received written notice of the stock option exercise.

Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

If the Common Stock is at the time traded on the Nasdaq National Market, quoted on the OTCBB, quoted on the OTCQB, quoted on the pink sheets then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system, or at the last price traded in the over-the-counter market that is reported by the OTCBB, OTCQB or pink sheets. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, nor quoted on the OTCBB, nor quoted on the OTCQB, nor quoted on the pink sheets then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate including the pricing of any recent capital raising the company has completed or is proposed to complete.

Incentive Option shall mean a stock option which satisfies the requirements of Code Section 422.

Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonuses under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual’s consent.

Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Non-Statutory Option shall mean a stock option that is not an Incentive Option.

Option Grant Program shall mean the stock option grant program in effect under the Plan.

Optionee shall mean any person to whom a stock option is granted under the Plan.

Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

Plan shall mean this Diversified Opportunities, Inc. 2011 Stock Option/Stock Issuance Plan as it may be amended from time to time.

Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant, except to the extent otherwise specifically provided in the documents evidencing the stock option grant.

Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

Stock Issuance Agreement shall mean the written agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

Stock Option Award Agreement shall mean the written agreement described in Article Two, Section I evidencing each award of a stock option under the Plan.

Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation (or any Parent or Subsidiary).

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